                                               ====================          Entity #: E 0579952005-0

[State of    DEAN HELLER                                                     Document Number:

 Nevada      Secretary of State                  Articles of            20050364641-71

 Seal)       202 North Carson Street             Incorporation

             Carson City, Nevada 897014-4299                                  Dated Filed: 8/31/2005 11:09:00AM

             (775) 684 5708                    (PURSUANT TO NRS 78)           In the office of

                                               ====================

                                                                              Dean Heller

                                                                              Secretary of State

             Important: Read attached instructions before completing form.

1. Name of

   Corporation:             SAMOYED ENERGY CORP.

                           =================================================================================

2. Resident Agent            PARACORP INCORPORATED

   Name and Street         ---------------------------------------------------------------------------------

   Address:                 Name

                            318 North Carson Street, Suite 208    CARSON CITY       NEVADA       89701

                           -------------------------------------------------------,             ------------

                            Street Address                          City                        Zip Code

                           -------------------------------------------------------,------------ ------------

                            Optional Mailing Address                City             State      Zip Code

                           =================================================================================

3. Shares:

   (number of shares

    corporation             Number of shares                                       Number of shares

    authorized to issue)    with par value:  75,000,000   par value: $ .001        without par value: NIL

                                            -------------             ------                          ------

                           =================================================================================

4. Names, &                1. CHRISTOPHER YEE

   Addresses,              ---------------------------------------------------------------------------------

   Of Board of             Name

   Directors/Trustees:     10870 HARVEST LAKE WAY NE              CALGARY             AB           T3K 4L1

                           -------------------------------------------------------,------------ ------------

                            Street Address                        City                State        Zip Code

                           2. DAN KOYICH

                           ---------------------------------------------------------------------------------

                           Name

                            1451 ACADIA DRIVE SE                 CALGARY              AB           T2J 5B1

                           -------------------------------------------------------,------------ ------------

                            Street Address                        City                State        Zip Code

                           3.  WALLY YEE

                           ---------------------------------------------------------------------------------

                           Name

                            9716 OAKHILL DRIVE                    CALGARY             AB           T2V 3W5

                           -------------------------------------------------------,------------ ------------

                            Street Address                        City                State        Zip Code

                           =================================================================================

5. Purpose:                The purpose of this Corporation shall be:

                           =================================================================================

6. Names, Address          MEGAN POWELL                                        /s/ Megan Powell

   and Signature of        -------------------------------------------       -------------------------------

   Incorporator:           Name                                                Signature

                           1530 9 AVE. S.E.,                      CALGARY               AB          T2G 0T7

                           -------------------------------------------------------,------------ ------------

                            Address                               City                State        Zip Code

                           =================================================================================

7. Certificate of          I hereby accept appointment as Resident Agent for the above named corporation.

   Acceptance of            CSC Services of Nevada, Inc.

   Appointment of          By: /s/ [illegible]                                           8/31/05

   Resident Agent:         ---------------------------------------------------------   -----------------

                           Authorized Signature of R.A. or On Behalf of R.A. Company    Date

                           =================================================================================